Exhibit 99.(h)(1)(e)

AMENDMENT

To

Transfer Agency and Service Agreement

Between

DST Asset Manager Solutions, Inc.

And

American Beacon Funds

American Beacon Select Funds

American Beacon Institutional Funds Trust

This Amendment is made as of this 30th day of April 2020, by DST Asset Manager Solutions, Inc. (the “Transfer Agent”) and each of American Beacon Funds, American Beacon Select Funds, and American Beacon Institutional Funds Trust (each a “Fund”, collectively the “Funds”). In accordance with Section 15 (Additional Funds/Portfolios) and Sections 16.1 and/or 17 (Amendment) of the Transfer Agency and Service Agreements between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended, between American Beacon Select Funds and the Transfer Agent dated December 31, 1999, as amended and between American Beacon Institutional Funds Trust and the Transfer Agent dated March 22, 2017, as amended (together, the “Agreements”), the parties desire to amend each Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. Any current Schedule A to the Agreements is hereby added to, replaced and/or superseded with the Schedule A attached hereto dated April 30, 2020; and

2.	All defined terms and definitions in the Agreements shall be the same in this Amendment (the

“April 30, 2020 Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this April 30, 2020 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this April 30, 2020 Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS AMERICAN BEACON SELECT FUNDS AMERICAN BEACON INSTITUTIONAL FUNDS TRUST	DST ASSET MANAGER SOLUTIONS, INC.

By: /s/ Terri McKinney	By: /s/ Michael Sleightholme
Name: Terri McKinney	Name: Michael Sleightholme
Title: Vice President	Title: VP
As an Authorized Officer on behalf of each of the Funds indicated on Schedule A
1

SCHEDULE A

Effective: April 30, 2020

R5 CLASS

AHL Managed Futures Strategy Fund - R5 Class

AHL TargetRisk Fund - R5 Class

ARK Transformational Innovation Fund - R5 Class

Bahl & Gaynor Small Cap Growth Fund - R5 Class

Balanced Fund - R5 Class

Bridgeway Large Cap Growth Fund - R5 Class

Bridgeway Large Cap Value Fund - R5 Class

Continuous Capital Emerging Markets Fund - R5 Class

Crescent Short Duration High Income Fund - R5 Class

Frontier Markets Income Fund - R5 Class

Garcia Hamilton Quality Bond Fund - R5 Class

GLG Total Return Fund - R5 Class

International Equity Fund - R5 Class

Large Cap Value Fund - R5 Class

Mid-Cap Value Fund - R5 Class

Shapiro Equity Opportunities Fund - R5 Class

Shapiro SMID Cap Equity Fund - R5 Class

SiM High Yield Opportunities Fund - R5 Class

Small Cap Value Fund - R5 Class

Sound Point Floating Rate Income Fund - R5 Class

SSI Alternative Income Fund - R5 Class

Stephens Mid-Cap Growth Fund - R5 Class

Stephens Small Cap Growth Fund - R5 Class

The London Company Income Equity Fund - R5 Class

Tocqueville International Value Fund - R5 Class

TwentyFour Strategic Income Fund - R5 Class

Zebra Small Cap Equity Fund - R5 Class

R6 CLASS

Bridgeway Large Cap Growth Fund- R6 Class

Bridgeway Large Cap Value Fund - R6 Class

Garcia Hamilton Quality Bond Fund - R6 Class

International Equity Fund - R6 Class

Large Cap Value Fund - R6 Class

Mid-Cap Value Fund - R6 Class

Small Cap Value Fund - R6 Class

Stephens Mid-Cap Growth Fund - R6 Class

Stephens Small Cap Growth Fund - R6 Class

TwentyFour Short Term Bond Fund - R6 Class

2

SCHEDULE A

Effective: April 30, 2020

INVESTOR CLASS

Effective: April 30, 2020

AHL Managed Futures Strategy Fund - Investor Class

AHL TargetRisk Fund - Investor Class

ARK Transformational Innovation Fund - Investor Class

Bahl & Gaynor Small Cap Growth Fund - Investor Class

Balanced Fund - Investor Class

Bridgeway Large Cap Growth Fund - Investor Class

Bridgeway Large Cap Value Fund - Investor Class

Continuous Capital Emerging Markets Fund - Investor Class

Crescent Short Duration High Income Fund - Investor Class

Frontier Markets Income Fund - Investor Class

Garcia Hamilton Quality Bond Fund - Investor Class

GLG Total Return Fund - Investor Class

International Equity Fund - Investor Class

Large Cap Value Fund - Investor Class

Mid-Cap Value Fund - Investor Class

Shapiro Equity Opportunities Fund - Investor Class

Shapiro SMID Cap Equity Fund - Investor Class

SiM High Yield Opportunities Fund - Investor Class

Small Cap Value Fund - Investor Class

Sound Point Floating Rate Income Fund - Investor Class

SSI Alternative Income Fund - Investor Class

Stephens Mid-Cap Growth Fund - Investor Class

Stephens Small Cap Growth Fund - Investor Class

The London Company Income Equity Fund - Investor Class

Tocqueville International Value Fund - Investor Class

TwentyFour Strategic Income Fund - Investor Class

Zebra Small Cap Equity Fund - Investor Class

ADVISOR CLASS

Balanced Fund - Advisor Class

International Equity Fund - Advisor Class

Large Cap Value Fund - Advisor Class

Mid-Cap Value Fund - Advisor Class

Small Cap Value Fund - Advisor Class

ULTRA CLASS

GLG Total Return Fund - Ultra Class

TwentyFour Strategic Income Fund - Ultra Class

3

SCHEDULE A

Effective: April 30, 2020

A CLASS

AHL Managed Futures Strategy Fund - A Class

ARK Transformational Innovation Fund - A Class

AHL TargetRisk Fund - A Class

Bahl & Gaynor Small Cap Growth Fund - A Class

Balanced Fund - A Class

Bridgeway Large Cap Growth Fund - A Class

Bridgeway Large Cap Value Fund - A Class

Crescent Short Duration High Income Fund - A Class

Frontier Markets Income Fund - A Class

GLG Total Return Fund - A Class

International Equity Fund - A Class

Large Cap Value Fund - A Class

Mid-Cap Value Fund - A Class

SiM High Yield Opportunities Fund - A Class

Small Cap Value Fund - A Class

Sound Point Floating Rate Income Fund - A Class

Stephens Mid-Cap Growth Fund - A Class

Stephens Small Cap Growth Fund - A Class

The London Company Income Equity Fund - A Class

TwentyFour Short Term Bond Fund - A Class

TwentyFour Strategic Income Fund - A Class

Zebra Small Cap Equity Fund - A Class

C CLASS

AHL Managed Futures Strategy Fund - C Class

ARK Transformational Innovation Fund - C Class

AHL TargetRisk Fund - C Class

Bahl & Gaynor Small Cap Growth Fund - C Class

Balanced Fund - C Class

Bridgeway Large Cap Growth Fund - C Class

Bridgeway Large Cap Value Fund - C Class

Crescent Short Duration High Income Fund - C Class

Frontier Markets Income Fund - C Class

GLG Total Return Fund - C Class

International Equity Fund - C Class

Large Cap Value Fund - C Class

Mid-Cap Value Fund - C Class

SiM High Yield Opportunities Fund - C Class

Small Cap Value Fund - C Class

Sound Point Floating Rate Income Fund - C Class

Stephens Mid-Cap Growth Fund - C Class

Stephens Small Cap Growth Fund - C Class

The London Company Income Equity Fund - C Class

TwentyFour Short Term Bond Fund - C Class

TwentyFour Strategic Income Fund - C Class

Zebra Small Cap Equity Fund - C Class

4

SCHEDULE A

Effective: April 30, 2020

Y CLASS

AHL Managed Futures Strategy Fund - Y Class

AHL TargetRisk Fund - Y Class

ARK Transformational Innovation Fund - Y Class

Bahl & Gaynor Small Cap Growth Fund - Y Class

Balanced Fund - Y Class

Bridgeway Large Cap Growth Fund - Y Class

Bridgeway Large Cap Value Fund - Y Class

Continuous Capital Emerging Markets Fund - Y Class

Crescent Short Duration High Income Fund - Y Class

Frontier Markets Income Fund - Y Class

Garcia Hamilton Quality Bond Fund - Y Class

GLG Total Return Fund - Y Class

International Equity Fund - Y Class

Large Cap Value Fund - Y Class

Mid-Cap Value Fund - Y Class

Shapiro Equity Opportunities Fund - Y Class

Shapiro SMID Cap Equity Fund - Y Class

SiM High Yield Opportunities Fund - Y Class

Small Cap Value Fund - Y Class

Sound Point Floating Rate Income Fund - Y Class

SSI Alternative Income Fund - Y Class

Stephens Mid-Cap Growth Fund - Y Class

Stephens Small Cap Growth Fund - Y Class

The London Company Income Equity Fund - Y Class

Tocqueville International Value Fund - Y Class

TwentyFour Short Term Bond Fund - Y Class

TwentyFour Strategic Income Fund - Y Class

Zebra Small Cap Equity Fund - Y Class

SP CLASS

Sound Point Floating Rate Income Fund - SP Class

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

American Beacon Diversified Fund

AMERICAN BEACON SELECT FUND

U.S. Government Money Market Select Fund

5